SUMMARY PROSPECTUS
PRRXX TTGXX	Investor Class I Class
May 1, 2017
T. Rowe Price Government Money Fund (formerly T. Rowe Price Prime Reserve Fund)
A money fund seeking preservation of capital, liquidity, and the highest possible current income.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2017, as amended or supplemented, and Statement of Additional Information, dated May 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund’s goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.29%[b]	0.29%[b]

Distribution and service (12b-1) fees	—	—

Other expenses	0.19	0.05

Total annual fund operating expenses	0.48	0.34

Fee waiver/expense reimbursement	(0.04)[b,c]	(0.04)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.44 [c,d]	0.30

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive a portion of its management fee in order to limit the fund’s management fee to 0.25% of the fund’s average daily net assets. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c Restated to reflect current fees.

d The figure shown in the fee table does not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure includes the effect of voluntary management fee waivers.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. Rowe Price	2

	1 year	3 years	5 years	10 years
Investor Class	$45	$148	$263	$598
I Class	31	99	181	421

Investments, Risks, and Performance

Principal Investment Strategies The fund is a money market fund managed in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in government securities and repurchase agreements that are collateralized by government securities. The fund qualifies as a “government money market fund” pursuant to Rule 2a-7. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. and its agencies or instrumentalities. A repurchase agreement is a contract under which the fund (buyer) purchases a security, usually a U.S. government or agency security, from a bank or well-established securities dealer (seller) that requires the seller to repurchase the securities from the fund at a specific price on a designated date (which is often the next business day).

Rule 2a-7 does not require government money market funds to impose liquidity fees or temporary redemption gates. The fund has no intention to voluntarily impose liquidity fees and/or redemption gates, although the fund’s Board of Directors reserves the right to impose liquidity fees and redemption gates in the future.

The fund is managed to provide a stable share price of $1.00 by investing in only U.S. dollar-denominated money market securities. Money market securities are generally high-quality, short-term obligations issued by companies or governmental entities. The securities purchased by the fund are subject to the maturity, quality, diversification, liquidity, and overall risk-limiting conditions and other requirements of Rule 2a-7. The fund’s weighted average maturity will not exceed 60 calendar days, the fund’s weighted average life will not exceed 120 calendar days, and the fund will not purchase any security with a remaining maturity longer than 397 calendar days (unless otherwise permitted by Rule 2a-7, such as certain variable and floating rate instruments). When calculating its weighted average maturity, the fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. The fund may not take into account these resets when calculating its weighted average life.

All securities purchased by the fund present minimal credit risks in the opinion of T. Rowe Price. In selecting securities for the fund, the portfolio manager may examine relationships among yields of various types and maturities of government money market securities in the context of interest rate outlooks. The fund’s yield will fluctuate with changes in short-term interest rates.

Summary	3

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks As with any mutual fund, there can be no guarantee the fund will achieve its objective. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. T. Rowe Price Associates, Inc. has no legal obligation to provide financial support to the fund, and you should not expect that T. Rowe Price Associates, Inc. will provide financial support to the fund at any time.

Money funds have experienced significant pressures from shareholder redemptions, issuer credit downgrades, illiquid markets, and historically low yields on the securities they can hold. There have been a very small number of money funds in other fund complexes that have “broken the buck,” which means that those funds’ investors did not receive $1.00 per share for their investment in those funds. The potential for realizing a loss of principal in the fund could derive from:

Credit risks An issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. The credit quality of the securities held by the fund may change rapidly in certain market environments, which could result in significant net asset value deterioration and the inability to maintain a $1.00 share price.

Interest rate risks A decline in interest rates may lower the fund’s yield, or that a rise in the overall level of interest rates will cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. During periods of extremely low or negative short-term interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. Increases in demand for government securities may cause the yield on those securities to fall or even drop to a negative rate. A sharp and unexpected rise in interest rates could increase the likelihood that the fund’s share price will drop below a dollar. In addition, the fund’s investment adviser may discontinue its voluntary waiver of the fund’s management fee at any time, which could also negatively affect the fund’s yield.

Liquidity risks The fund may not be able to sell a holding in a timely manner at its current carrying value. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, which could cause the fund to liquidate its assets at inopportune times or at a depressed value and affect the fund’s ability to maintain a $1.00 share price.

Stable net asset value risks The fund may not be able to maintain a stable $1.00 share price at all times. If a money market fund fails to maintain a stable net asset

T. Rowe Price	4

value, or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value, money market funds in general, including the fund, could experience significant redemption activity. This could reduce the market prices of securities held by the fund and make it more difficult for the fund to maintain a stable $1.00 share price. The fund’s shareholders should not rely on or expect the fund’s investment adviser or an affiliate to purchase distressed assets from the fund, enter into capital support agreements with the fund, make capital infusions into the fund, or take other actions to help the fund maintain a stable $1.00 share price.

Repurchase agreement risks A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The performance for the periods shown reflects the performance of the fund while it was named the T. Rowe Price Prime Reserve Fund. The T. Rowe Price Prime Reserve Fund was renamed the T. Rowe Price Government Money Fund on August 1, 2016. Prior to August 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the fund’s conversion to a government money market fund.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

Summary	5

The fund’s return for the three months ended 3/31/17 was 0.04%.

Average Annual Total Returns				Y
	Periods ended
	December 31, 2016

				Inception
	1 Year	5 Years	10 Years	date
Investor Class	0.02%	0.01%	0.76%	01/26/1976
I Class	—	—	—	05/03/2017

Lipper US Government Money Market Funds Index (reflects no deduction for fees, expenses, or taxes)a	0.03	0.02	0.65

Lipper Money Market Funds Index	0.13	0.04	0.75

a Effective October 1, 2016, in connection with the fund’s transition from a prime money market fund to a government money market fund, the fund began comparing its performance to the Lipper U.S. Government Money Market Fund Average, which is more representative of the fund’s investment program.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Joseph K. Lynagh	Chairman of Investment Advisory Committee	2009	1990

T. Rowe Price	6

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The fund's I Class is expected to incept on May 3, 2017, and become available to the public for purchases beginning on May 5, 2017. The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F44-045 5/1/17